Exhibit 10.2

AMENDMENT TO SIDE LETTER AGREEMENT

This Amendment to Side Letter Agreement (this “Amendment”) is dated as of March 11, 2021 by and between Accel-KKR Capital Partners V, LP (the “Sellers’ Representative”) and Bentley Systems, Incorporated (the “Buyer”). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Purchase Agreement (as defined below).

RECITALS

WHEREAS, the Sellers’ Representative and the Buyer, among others, have entered into that certain Sale and Purchase Agreement For Shares dated as of the date hereof (as it may be amended, modified or waived from time to time, the “Purchase Agreement”);

WHEREAS, in connection with the Purchase Agreement, the Sellers’ Representative and the Buyer, among others, entered into a Side Letter Agreement (the “Letter Agreement”) setting forth certain rights and obligations of the parties thereto relating to shares of the Buyer that may be issued pursuant to the terms and conditions of the Purchase Agreement;

WHEREAS, clause 6 of the Letter Agreement provides that the Letter Agreement may be amended if such amendment is in writing and signed by the Sellers’ Representative and the Buyer; and

NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth in the Purchase Agreement and the Letter Agreement, the parties hereto, intending to be legally bound, hereby agree to amend the Letter Agreement as follows:

1.    Amendment. The first sentence of clause 2(a) of the Letter Agreement is hereby amended and restated to read as follows, with the amended language added in bolded underlined text:

a.    On or as soon as reasonably practicable following October 1, 2021 (but, for the avoidance of doubt, in no event prior to the Completion Date), Buyer shall file a resale registration statement on Form S-3 (which shall be an automatic shelf registration if Buyer may file on such basis) registering the resale of any Consideration Shares held by Sellers on a delayed or continuous basis (the “Registration Statement”).

2.    No Further Amendment. Except as expressly amended herein, all of the terms and conditions of the Letter Agreement remain unchanged and in full force and effect.

3.    Miscellaneous. Clause 15 (Notices) and Clause 16 (Miscellaneous) of the Purchase Agreement are incorporated herein by this reference as if set out fully herein and shall apply in all respects to this Amendment, mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto, intending to be legally bound by the terms hereof, have caused this Amendment to be executed as of the date first above written by their officers or other representatives thereunto duly authorized.

BUYER:

Bentley Systems, Incorporated by:

/s/ David Shaman . . . . . . . . . . . . . . . . . . . . . . .
Signature of authorised person

David Shaman . . . . . . . . . . . . . . . . . . . . . . . . . .
Name of authorised person (print)

Chief Legal Officer. . . . . . . . . . . . . . . . . . . . . . .
Office held

SELLERS’ REPRESENTATIVE:

Accel-KKR Capital Partners V, LP by:

/s/ Thomas C. Barnds. . . . . . . . . . . . . . . . . . . . .
Signature of authorised person

Thomas C. Barnds . . . . . . . . . . . . . . . . . . . . . . .
Name of authorised person (print)

Managing Partner. . . . . . . . . . . . . . . . . . . . . . . .
Office held

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